Income Taxes - Summary Of Net Deferred Assets (Detail) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets:
Startup/organizational costs	$ 760,924	$ 381,141
Total deferred tax assets	760,924	381,141
Valuation Allowance	(760,924)	(373,951)
Deferred tax asset, net of allowance	0	7,190
Deferred tax liabilities:
Unrealized gain	0	(7,190)
Total deferred tax liabilities	0	(7,190)
Deferred tax asset, net	$ 0	$ 0